Exhibit 10.15

AMENDMENT NUMBER 2 TO INTERCOMPANY SERVICES AGREEMENT

This Amendment Number 2 to the Intercompany Services Agreement (this “Amendment”) is made and entered into this 22nd day of April, 2019 (“Amendment Effective Date”) between RiverSource Life Insurance Company, a Minnesota Corporation, having offices at 227 Ameriprise Financial Center, Minneapolis, MN 55474 (herein “Company” and known internally as “Company 10” for accounting purposes), Ameriprise Financial, Inc., having offices at 707 2nd Avenue South Minneapolis MN, 55474 (“AFI”) and Ameriprise India, LLP (earlier known as Ameriprise India Private Limited), a corporate entity registered in India, having offices at Plot No. 14, Sector 18, Udyog Vihar, Gurugram, Haryana, 122015, India (herein “Service Provider” and known internally as “Company 672” for accounting purposes).

WHEREAS, Company, AFI and Service Provider entered into Intercompany Services Agreement effective as of January 1st, 2016 (the “Agreement”);

WHEREAS, On the recommendation by the Board of Directors and as approved by the shareholders of Ameriprise India Private Limited, and pursuant to the approval from the Ministry of Corporate Affairs in India, Ameriprise India Private Limited has been converted into LLP, in the name and style of Ameriprise India LLP, with effect from April 22, 2019; and

WHEREAS, Company, AFI and Service Provider wish to amend certain of their understandings as set forth herein.

NOW THEREFORE, IN CONSIDERATION of the mutual promises and agreements set forth below, the parties agree as follows:

1.	AMENDED TERM(S)

A.
All references to “Ameriprise India Private Limited” in the Agreement is hereby deleted and is replaced with “Ameriprise India, LLP”. For clarity the term “Service Provider” and “Company 672” shall now mean “Ameriprise India, LLP”.

2.	GENERAL

A.	Terms used with initial capital letters in this Amendment, but not defined herein, shall have the meaning specified for them in the Agreement.

B.	Except as expressly amended herein, the remaining terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, each party hereto has, through its duly authorized representative, executed this Amendment as of the date set forth below.

AMERIPRISE INDIA, LLP		RIVERSOURCE LIFE INSURANCE COMPANY
By:	/s/ Manjul Grover	By:	/s/ John R. Woerner

Name:	Manjul Grover	Name:	John R. Woerner
	(Type or print)		(Type or print)
Title:	Vice President Finance & Asset Management Operations	Title:	President

Date:		Date:	10/7/2019

AMERPRISE FINANCIAL, INC.
By:	/s/ John R. Hutt

Name:	John R. Hutt
(Type or print)
Title:	Senior Vice President & Controller

Date:	9/4/2019

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